4/14/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06051GFX2
"Bank of America
Corp. (3.50
4/19/2026)
"
Merrill Lynch (BOA) Merrill, Lynch, Pierce, Fenner & Smith; ABN AMRO
Securities USA LLC; ANZ Securities; BBVA Securities, Inc.;
BNY Mellon Capital Markets LLC; Capital One Securities Inc.; Commerz
Markets LLC; Danske Markets; Deutsche Bank Securities, Inc.;
Drexel Hamilton LLC; Huntington Investment Co/The; ING Financial Markets
LLC; JP Morgan Securities; Lloyds Securities, Inc.;
Mizuho Securities USA, Inc.; nabSecurities LLC; Natixis Securities North
America, Inc.; Rabo Securities USA, Inc.; RBS Securities, Inc.;
Samuel A Ramirez & Co., Inc.; Santander Investment Securities, Inc.;
Soctia Capital USA, Inc.; SG Americas Securities LLC;
Siebert Brandford Shank & Co.; SMBC Nikko Securities America, Inc.;
Standard Chartered Bank (US); TD Securities; UniCredit Capital Markets,
Inc.;
Williams Capital Group LP
Natixis Securities North America
$14,183,274
$434,274
$2,500,000,000
$99.833
$99.833
0.450%

4/16/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06051GWF4
"Bank of America
Corp. (2.25 04/21/2020)
"
Merrill Lynch (BOA)
Merrill, Lynch, Pierce, Fenner & Smith; ABN AMRO Securities USA LLC; ANZ
Securities; BBVA Securities, Inc.; BNY Mellon Capital Markets LLC;
Capital One Securities Inc.; Commerz Markets LLC; Danske Markets;
Deutsche Bank Securities, Inc.; Drexel Hamilton LLC; Huntington
Investment Co/The;
ING Financial Markets LLC; JP Morgan Securities; Lloyds Securities, Inc.;
Mizuho Securities USA, Inc.; nabSecurities LLC;
Natixis Securities North America, Inc.; Rabo Securities USA, Inc.; RBS
Securities, Inc.; Samuel A Ramirez & Co., Inc.; Santander Investment
Securities, Inc.;

Soctia Capital USA, Inc.; SG Americas Securities LLC; Siebert Brandford
Shank & Co.; SMBC Nikko Securities America, Inc.; Standard Chartered Bank
(US);
TD Securities; UniCredit Capital Markets, Inc.; Williams Capital Group LP

Natixis Securities North America
$5,855,653
$618,858
$2,000,000,000
$99.977
$99.977
0.035%

4/20/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
38141GVU5
Goldman Sachs Group Inc (2.625 4/25/2021)
Goldman Sachs
Goldman Sachs; ABN AMRO Securities USA LLC; ANZ Securities; BB&T Capital
Markets; BBVA Securities, Inc.; BNY Mellon Capital Markets LLC;
Capital One Financial; Credit Agricole Securities USA, Inc.; Drexel
Hamilton LLC; Fifth Third Bancorp; ING USA Capital Corp; Key Capital
Markets, Inc.;
Lloyds Capital Markets; Loop Capital Markets LLC; Mischler Financial
Group; Mizuho Securities USA, Inc.; Natixis/New York, NY; PNC Securities
Corp.;
Regions Financial Corp.; Sanlander Investment Securities, Inc. SMBC Nikko
Securities America, Inc.; Standard Chartered Bank (US); Stifel Nicholaus
& Co., Inc.;
TD Securities USA LLC; Telsey Advisory Group; US Bancorp
Natixis/New York, NY
$9,290,957

$495,678
$1,500,000,000
$99.935
$99.935
0.350%

5/18/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
404280BB4
HSBC (3.90 5/25/2026)
HSBC

HSBC Bank PLC; ABN AMRO Securities USA LLC; Banco Santander (USA); Bank
of America Merrill Lynch; CIBC World Markets PLC; Citigroup Global
Markets, Inc.;
Credit Suisse; Deutsche Bank Securities, Inc.; Erste Bank; Mitsubishi UFJ
Securities USA, Inc.; nabSecurities LLC; Natixis/New York, NY; Rabo
Securities USA, Inc.;
RBS Securities Corp.; Scotia Capital USA, Inc.; SEB; TD Securities USA
LLC; UBS Securities LLC; Wells Fargo Securities LLC
Natixis/New York, NY
$8,825,735
$763,296
$2,500,000,000
$99.647
$99.647
0.425%

4/4/2016
RIC Russell Multi-Strategy Income Fund
GUQ2
Loomis, Sayles & Company, L.P.
00912XAS3
Air Lease Corp (3.375 6/1/2021)
RBC Dominion Securities
Banco Santander; Bank of America Merrill Lynch; MBO Capital Markets Corp;
BNP Paribas/London; Citigroup Global Markets Ltd.; Deutsche Bank AG
London;
Fifth Third Bank; JP Morgan Securities; Lloyds Bank PLC/United States;
Mitsubishi UFJ Securities International; Mizuho International PLC;
Morgan Stanley & C. International; Natixis/New York, NY; RBC Capital
Markets; SunTrust Robinson Humphrey; Wells Fargo
Natixis/New York, NY
$500,248
$59,435
$600,000,000

$99.059
$99.059
0.600%

6/8/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
672383908
United Urban Investment Corporation
SMBC Nikko Securities Inc.
SMBC Nikko; Morgan Stanley
Morgan Stanley
¥1,043,984,592
$293,022.20
¥33,292,560,000
¥175,224
¥178,880
¥5,364

8/17/2016
RIC Russell Tax Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
113807BP5
Brooklyn Arena Local Development
Barclays Bank PLC
Goldman, Sachs & Co; Barclays Capital Inc.; Siebert, Bradford, Shank &
Co, LLC
Goldman, Sachs & Co.
$178,241
$178,241
$2,266,830,000
$118.827
$118.827
0.90%

8/17/2016
RIC Russell Tax Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
113807BQ3
Brooklyn Arena Local Development
Barclays Bank PLC
Goldman, Sachs & Co; Barclays Capital Inc.; Siebert, Bradford, Shank &
Co, LLC
Goldman, Sachs & Co.
$29,455

$29,455
$49,365,000
$98.184
$98.184
0.90%

9/22/2016
RIC Russell Multi-Strategy Income Fund
GUQ2
Loomis, Sayles & Company, L.P.
0913RAA4
Air Liquide Finance
HSBC Barclays Bank PLC; BNP Paribas; Citigroup Inc; Credit Agricole
Securities USA inc; HSBC Securities; JP Morgan Securities;
Mistubishi UFJ Financial; Mizuho Securities USA Inc; Natixis Securities
North America Inc; RBS Securities Corp
Natixis Securities North America
$1,765,752
$294,292
$750,000,000
$99.760
$99.760
0.06%

9/22/2016
RIC Russell Multi-Strategy Income Fund
GUQ2
Loomis, Sayles & Company, L.P.
00913RAB2
Air Liquide Finance
HSBC
Barclays Bank PLC; BNP Paribas; Citigroup Inc; Credit Agricole Securities
USA inc; HSBC Securities; JP Morgan Securities; Mistubishi UFJ Financial;
Mizuho Securities USA Inc; Natixis Securities North America Inc; RBS
Securities Corp
Natixis Securities North America
$293,416
$293,416
$1,000,000,000
$99.463
$99.463
0.18%

8/3/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
91911TAP8
Vale Overseas Limited
Morgan Stanley
Banco Bradesco BBI SA; BB Securities; BNP Paribas Securities Corp;
Citigroup Global Markets Inc; Morgan Stanley & Co LLC; CIBC World
Markets;

Credit Agricole Securities USA Inc; Mizuho Securities USA inc; MUFG
Securities Americas Inc; Natixis Securities North America Inc; S
G Americas Securities LLC; SMBC Nikko Securities America Inc
Natixis Securities North America
$14,218,000
$345,000
$1,000,000,000
$100.000
$100.000
0.32%

7/5/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
B15T1R909
Japan Excellent Inc.
Mizuho International Plc
Mizuho Securities Co Ltd; Nomura Securities Co Ld; Mitsubishi UFJ Morgan
Stanley Securities; SMBC Nikko Securities Inc; Mitoyo Securities Co Ltd.

Mitsubishi UFJ Morgan Stanley Securities
¥166,490,400
$57,312
¥5,202,825,000
¥138,742
¥142,300
¥4,483

8/24/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
652777905
Orix JREIT Inc.
UBS; SMBC Nikko Securities; Nomura International Plc; Daiwa Securities
Daiwa Securities Co Ltd; Nomura Securities Co Ltd; UBS Securities
Limited (Japan);
SMBC Nikko Securities Inc; Mitsubishi UFJ Morgan Stanley Securities;
Mizuho Securities Co Ltd; Merrill Lynch Japan Inc; Toyo Securities Co
Ltd;
Tokai Tokyo Securities Co Ltd; Okasan Securities Co Ltd
Mitsubishi UFJ Morgan Stanley Securities
¥40,895,768
$68,131
¥16,834,169,672
¥171,112
¥178,400
¥5,441